                                                                    EXHIBIT 10.4

                               ALTAVISTA COMPANY

                Non-Statutory Stock Option Terms and Conditions
                -----------------------------------------------

     1.   Plan Incorporated by Reference.  This Option is issued pursuant to the
          ------------------------------
terms of the Plan and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this certificate have the meanings given to them in the Plan. This certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. The Committee administers the Plan and its determinations regarding the operation of the Plan are final and binding. Copies of the Plan may be obtained upon written request without charge from the Secretary of the Company.

     2.   Option Price.  The price to be paid for each share of Common Stock
          ------------
issued upon exercise of the whole or any part of this Option is the Option Price set forth on the face of this certificate.

     3.   Exercisability Schedule.  This Option may be exercised at any time and
          -----------------------
from time to time for the number of shares and in accordance with the exercisability schedule set forth on the face of this certificate, but only for the purchase of whole shares. This Option may not be exercised as to any shares after the Expiration Date.

     4.   Method of Exercise.  To exercise this Option, the Optionholder shall
          ------------------
deliver written notice of exercise to the Company specifying the number of shares with respect to which the Option is being exercised accompanied by payment of the Option Price for such shares in cash, by certified check or in such other form, including shares of Common Stock of the Company valued at their Fair Market Value on the date of delivery or a payment commitment of a financial or brokerage institution, as the Committee may approve. Promptly following such notice, the Company will deliver to the Optionholder a certificate representing the number of shares with respect to which the Option is being exercised.

     5.   Rights as a Stockholder, Employee or Consultant.  The Optionholder
          -----------------------------------------------
shall not have any rights in respect of shares as to which the Option shall not have been exercised and payment made as provided above. The Optionholder shall not have any rights to continued employment or consulting with the Company or its Affiliates by virtue of the grant of this Option.

     6.   Recapitalization, Mergers, Etc. As provided in the Plan, in the event
          -----------------------------
of corporate transactions affecting the Company's outstanding Common Stock, the Committee shall equitably adjust the number and kind of shares subject to this Option and the exercise price hereunder or make provision for a cash payment. If such transaction involves a consolidation or merger of the Company with another entity, the sale or exchange of all or substantially all of the assets of the Company or a reorganization or liquidation of the Company, then in lieu of the foregoing, the Committee may upon written notice to the Optionholder provide that this Option shall terminate on a date not less than 20 days after the date of such notice unless theretofore exercised. In connection with such notice, the Committee may in its discretion accelerate or waive any deferred exercise period.

     7.   Option Not Transferable.  This Option is not transferable by the
          -----------------------
Optionholder otherwise than by will or the laws of descent and distribution, and is exercisable, during the Optionholder's lifetime, only by the Optionholder. The naming of a Designated Beneficiary does not constitute a transfer.

     8.   Exercise of Option After Termination of Employment.  If the
          --------------------------------------------------
Optionholder's status as an employee or consultant of (a) the Company, (b) an Affiliate, or (c) a corporation (or parent or subsidiary corporation of such corporation) issuing or assuming a stock option in a transaction to which
Section 424(a) of the Code applies, is terminated for any reason other than by disability (within the meaning of Section 22(e)(3) of the Code) or death, the Optionholder may exercise the rights which were available to the Optionholder at the time of such termination only within one month following the date of termination. If such status is terminated as a result of disability, such rights may be exercised within six months from the date of termination. Upon the death of the Optionholder, his or her Designated Beneficiary shall have the right, at any time within twelve months after the date of death, to exercise in whole or in part any rights that were available to the Optionholder at the time of death. Notwithstanding the foregoing, no rights under this Option may be exercised after the Expiration Date. The aforesaid one month, six month and twelve month periods may be extended by the Committee in its sole discretion up to the Expiration Date of the option. If an Optionholder's employment or consulting relationship with the Company or any Affiliate is terminated for cause (as defined by the Committee in its sole discretion), all such Optionholder's options shall terminate immediately and be of no further force or effect. Whether authorized leaves of absence or absence on military or governmental service may constitute termination for purposes of the Plan shall be conclusively determined by the Committee. Nothing in the Plan or in any option granted thereunder shall be deemed to give the Optionholder the right to continue his or her employment or consulting with the Company or any of its Affiliates or shall be deemed to interfere in any way with the right of the Company to terminate any Optionholder's employment or consulting relationship at any time and for any reason. Options granted under the Plan shall not be affected by any change of employment or consulting among the Company and its Affiliates so long as the Optionholder continues to have an employment or consulting relationship with the Company or one of its Affiliates.

     9.   Compliance with Securities Laws. It shall be a condition to the
          -------------------------------
Optionholder's right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company's Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933 with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Optionholder shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionholder, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

     10.  Payment of Taxes. The Optionholder shall pay to the Company, or make
          ----------------
provision satisfactory to the Company for payment of, any taxes required by law to be withheld with respect to the exercise of this Option. The Committee may, in its discretion, require or permit any other Federal or state taxes imposed on the exercise of this option or the sale of the shares to be paid by the Optionholder. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of this Option, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionholder.

     11.  Market Stand-Off. In connection with any underwritten public offering
          ----------------
by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act for such period as the Company or its underwriters may request (such period not to exceed 180 days following the date of the applicable offering), the Optionee shall not, directly or indirectly, sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Option Shares acquired under this Option Agreement without the prior written consent of the Company or its underwriters.

                               ALTAVISTA COMPANY

                          1999 Equity Incentive Plan
                    Non-Statutory Stock Option Certificate

     AltaVista Company (the "Company"), a Delaware corporation, hereby grants to the person named below an option to purchase shares of Common Stock, $0.01 par value per share, of the Company (the "Option") pursuant to and subject to the Company's 1999 Equity Incentive Plan (the "Plan") (all such terms and conditions of the Plan being incorporated herein by reference as fully as if set forth herein, except if contrary or supplementary terms are set forth in this Stock Option Certificate, in which case such terms shall take precedence over those in the Plan), exercisable on the following terms and conditions, including those
                                                              ---------------
set forth in the attached Non-Statutory Stock Option Terms and Conditions:
-------------------------------------------------------------------------

Name of Optionholder:
Address:


Social Security No.:
Number of Shares:
Option Price per Share:
Month of Employment:
Date of Grant:
Installment Terms, Exercise Dates and Other Terms:

     This is a Non-Qualified Stock Option. This option is exercisable in forty-eight (48) equal monthly cumulative installments of 1/48th of the Number of Shares each beginning one month after the last day of the Month of Employment (except that the first twelve (12) installments shall not be exercisable until the first anniversary of the last day of the Month of Employment) and shall be exercisable in full on the fourth anniversary of the last day of the Month of Employment and shall expire on the fifth anniversary of the last day of the Month of Employment. This option shall not be exercisable with respect to any fractional share.

Expiration Date:

     This option shall not be treated as an Incentive Stock Option under Section
                       ---
422 of the Internal Revenue Code, as amended (the "Code").

     By acceptance of this Option, the Optionholder agrees to all of the terms and conditions hereof, including, without limitation, those set forth in the Non-Competition Agreement attached hereto as Exhibit A and those set forth in the Stock Purchase, Restriction, Buy-Back and Right of First Refusal Agreement attached hereto as Exhibit B, those set forth in the Plan, and those set forth in the attached Non-Statutory Stock Option Terms and Conditions. The grant of this Non-Qualified Stock Option is subject to and conditioned upon the execution by the Optionholder of the Non-Competition Agreement attached hereto as Exhibit
A. The Optionholder agrees that as a condition to the exercise of this option, the Optionholder will execute a Stock Purchase, Restriction, Buy-Back and Right of First Refusal Agreement with the Company in the form attached hereto as Exhibit B. The Optionholder hereby acknowledges receipt of a copy of the Plan.

                                             AltaVista Company

                                             By:

ACCEPTED AND AGREED TO:


Optionholder

                                       2